Exhibit 10.5

RESTRICTED SECURITIES AWARD

STIRLING HOTELS & RESORTS, INC.

INDEPENDENT DIRECTOR COMPENSATION PLAN

NOTICE OF GRANT

You have been granted an award (the “Award”) by Stirling Hotels & Resorts, Inc. (the “Company”), pursuant and subject to the terms and conditions of the Independent Director Compensation Plan (the “Plan”), the terms and conditions set forth below and in the attached Restricted Securities Award Agreement (the “Award Agreement”), and solely with respect to a grant of Units or LTIP Units, the Amended and Restated Agreement of Limited Partnership of the Partnership, as the same may be amended from time to time (the “Operating Agreement”). Capitalized terms used in this Notice of Grant and the Award Agreement, unless otherwise defined, shall have the meanings set forth in the Plan.

Participant:
Grant Date:
Type of Restricted Security
Total Number of Shares of Restricted Securities:
Vesting Start Date:

Vesting:	The Award vests in accordance with Section 5(d)(i) and 5(d)(ii) of the Plan.

You and the Company agree that the Award is governed by this Notice of Grant and by the provisions of the Plan and the Award Agreement, as well as the Operating Agreement (if applicable), all of which, as applicable, are attached to and made a part of this document. You acknowledge receipt of copies of the Plan, the Award Agreement, and, if applicable, the Operating Agreement, and represent that you have read and are familiar with their provisions and accept the Award subject to all of their terms and conditions.

STIRLING HOTELS & RESORTS, INC.	PARTICIPANT

By:
Signature
Its:
Date

Address

If granting Units or LTIP Units:

STIRLING REIT OP, LP

By:	Stirling OP General Partner LLC
Its:	General Partner

By:	Stirling Hotels & Resorts, Inc.
Its:	Sole Member

By:
Name:
Title:

ATTACHMENTS:	Independent Director Compensation Plan, Restricted Securities Award Agreement, Assignment Separate from Certificate, Amended and Restated Agreement of Limited Partnership of the Partnership.

STIRLING HOTELS & RESORTS, INC.

INDEPENDENT DIRECTOR COMPENSATION PLAN

RESTRICTED SECURITIES AWARD AGREEMENT

Pursuant to this Restricted Securities Award Agreement (this “Award Agreement”), and subject to the terms and conditions herein and in the Independent Director Compensation Plan (the “Plan”), which Plan is incorporated by reference into this Award Agreement, and with respect to a grant of Units or LTIP Units, the Amended and Restated Agreement of Limited Partnership of the Partnership, as the same may be amended from time to time (the “Operating Agreement”), Stirling Hotels & Resorts, Inc. (the “Company”) grants to the Participant identified in the Notice of Grant attached hereto (which Notice of Grant forms part of this Award Agreement), or with respect to a grant of Units or LTIP Units, causes the Partnership to grant, a restricted securities award (the “Award”) under the Plan, conditioned on the Participant’s acknowledgment of receipt and acceptance in accordance with Section 16 hereof. Participant’s failure to execute the acknowledgement of receipt and acceptance shall render the Award and this Award Agreement null and void and of no force and effect. Capitalized terms used in this Award Agreement or the Notice of Grant, unless otherwise defined, shall have the meanings set forth in the Plan.

1.	Grant of Restricted Securities. Subject to the terms and conditions of this Award Agreement and the terms and conditions of the Plan and the Operating Agreement (only applicable to Units and LTIP Units), the Company grants to the Participant, or in the case of Units or LTIP Units, directs the Partnership to grant, the number and type of Restricted Securities set forth in the Notice of Grant. As a condition to the issuance of the Restricted Securities, the Participant will execute and deliver the Notice of Grant to the Company, accompanied by an Assignment Separate from Certificate duly endorsed (with date and number of Restricted Securities blank) in the form provided by the Company. It is intended that the LTIP Units granted hereunder will constitute “profits interests” for all U.S. federal tax purposes and as specifically described in Rev. Proc. 93-27, 1993-2 C.B. 343 and Rev. Proc. 2001-43, 2001-2 C.B. 191.

2.	Vesting. The Award is subject to the vesting terms set forth in the Notice of Grant, except as may otherwise be provided in this Award Agreement or in the Plan.

3.	Forfeiture. The Award is subject to the forfeiture terms set forth in Section 5(d)(iii) of the Plan.

4.	Change in Control. In the event of a Change in Control, the Award shall be subject to the provisions of Section 5(d)(ii)(B) of the Plan.

5.	Transfer of Shares, Units or LTIP Units.

(a)	The transfer of the Shares, Units or LTIP Units, pursuant to this Award shall be effectuated by an appropriate entry on the books of the Company or the issuance of certificates representing such securities (bearing such legends as the Board deems necessary or desirable), as determined by the Board.

(b)	Notwithstanding anything herein to the contrary, no transfer of Shares, Units, or LTIP Units, as applicable, shall become effective nor certificates issued until the Company or the Partnership, as applicable, determines that such transfer, issuance, and delivery is in compliance with all governing documents of the Company or the Partnership, as applicable, as well as in compliance with all applicable, laws and regulations of governmental authority.

(c)	The Board may, as a condition to the issuance of the Shares, Units or LTIP Units, as applicable, require the Participant to make covenants and representations and/or enter into agreements with the Company to reflect the Participant’s rights and obligations as a stockholder of the Company or limited partner in the Partnership and any limitations and restrictions on such Shares, Units or LTIP Units.

6.	Operating Agreement; Rights as Unitholder or LTIP Unitholder. If Units or LTIPs are received, Participant acknowledges and agrees that Participant’s Units or LTIP Units acquired pursuant to this Award Agreement shall be subject to this Award Agreement, the Plan and the Operating Agreement (a copy of which has been provided to Participant as of the Grant Date). Participant acknowledges having received a copy of the Operating Agreement and having read the Operating Agreement in its entirety. Upon acceptance of Participant’s Units or LTIP Units and execution of this Award Agreement, Participant will automatically become a party to the Operating Agreement as a Common Partnership Unitholder or LTIP Unitholder (each as defined in the Operating Agreement), as applicable, and will be bound by all of the terms and conditions of the Operating Agreement. Participant agrees to execute, in connection with the Units or LTIP Units granted hereunder, such further documentation as reasonably requested by the Company or by the Partnership (or its general partner) to evidence the admission of Participant to the Partnership as a Common Partnership Unitholder or LTIP Unitholder. Participant shall have all the rights of a Common Partnership Unitholder and/or LTIP Unitholder with respect to Participant’s Units or LTIP Units, as applicable, upon the Grant Date, provided that all other conditions to the issuance, including the forfeiture provisions contained herein and in the Operating Agreement have been satisfied.

7.	Section 83(b) Election. The Participant is hereby advised to consult with the Participant’s own personal tax, financial, and/or legal advisors regarding the tax consequences of this Award. The Participant understands that the Participant may elect to file an election under Section 83(b) of the Code (an “Section 83(b) Election”) with the Internal Revenue Service and the Company within thirty (30) days after the Grant Date. A Section 83(b) Election form with instructions is provided for this purpose as Appendix A hereto. The Company does not make any recommendation with respect to the decision to make a Section 83(b) Election. It is solely the responsibility of the Participant, and not the Company, to decide whether to make a Section 83(b) Election in connection with this Award Agreement and, if so, to do so in a timely manner.

8.	No Assignment or Transfer. The Award granted hereunder may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. No transfer by will or the laws of descent and distribution shall be effective to bind the Company unless the Board shall have been furnished with (i) written notice thereof along with such evidence as the Board may deem necessary to establish the validity of the transfer and (ii) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant.

9.	Participant Representations. By accepting the Award, the Participant represents and acknowledges the following:

(a)	The Participant has received a copy of the Plan, has reviewed the Plan and this Award Agreement in their entirety, and has had an opportunity to obtain the advice of independent counsel prior to accepting the Award.

(b)	The Participant has had the opportunity to consult with a tax advisor concerning the tax consequences of accepting the Award, and understands that the Company makes no representation regarding the tax treatment as to any aspect of the Award, including the grant, vesting and settlement of the Award.

(c)	The Participant consents to the collection, use, and transfer, in electronic or other form, of the Participant’s personal data by the Company, the Board, and any third party retained to administer the Plan for the exclusive purpose of administering the Award and Participant’s participation in the Plan. The Participant agrees to promptly notify the Board of any changes in the Participant’s name, address, or contact information during the entire period of Plan participation.

10.	Adjustments. If there is a change in the outstanding Shares, Units or LTIP Units due to a stock dividend, split, or consolidation, or a recapitalization, corporate change, corporate transaction, or other similar event relating to the Company or the Partnership, the Board may adjust the type or number of Shares, Units or LTIP Units subject to any outstanding portion of the Award in accordance with Section 5(a)(iii) of the Plan.

11.	Withholding. If the Company determines that it is obligated to withhold any tax in connection with the grant, vesting or settlement of the Restricted Securities, the Participant must make arrangements satisfactory to the Company to pay or provide for any applicable federal, state, local and other withholding obligations. The Participant may satisfy any federal, state, local or other tax withholding obligation relating to Restricted Securities hereunder by tendering cash payment to the Company, or by any of the following means: (a) authorizing the Company to withhold shares of Restricted Securities from the shares of Restricted Securities otherwise held by the Participant as a result of the vesting of the Restricted Securities; provided, however, that no shares of Restricted Securities shall be withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (b) delivering to the Company previously owned and unencumbered shares of securities of the Company. The Company also has the right to withhold from any other compensation payable to the Participant.

12.	Tax Liability. Notwithstanding any action the Company takes with respect to any or all tax or other tax-related withholding with respect to the Restricted Securities (“Tax-Related Items”), the ultimate liability for all Tax-Related Items (and any associated penalties and interest) is and remains the Participant’s responsibility, and the Company (a) makes no representation or undertakings regarding the treatment of any Tax-Related Items in connection with the grant, vesting or settlement of the Restricted Securities, dividends or other distributions with respect to shares of Restricted Securities received under this Award Agreement, or the subsequent sale or other disposition of any such securities acquired hereunder; and (b) does not commit to structure the Restricted Securities to reduce or eliminate the Participant’s liability for Tax-Related Items.

13.	Administration; Interpretation. In accordance with the Plan and this Award Agreement, the Board shall have full discretionary authority to administer the Award, including discretionary authority to interpret and construe any and all provisions relating to the Award. Decisions of the Board shall be final, binding, and conclusive on all parties. In the event of a conflict between this Award Agreement and the Plan, the terms of the Plan shall prevail.

14.	Successors. The terms of this Award Agreement shall be binding upon and inure to the benefit of the heirs of the Participant or distributes of the Participant’s estate and any successor to the Company.

15.	Governing Law; Severability. This Award Agreement shall be construed and administered in accordance with the laws of the State of Maryland without regard to its conflict of law principles. Any determination by a court of competent jurisdiction or relevant governmental authority that any provision or part of a provision in this Award Agreement is unlawful or invalid shall not serve to invalidate any portion of this Award Agreement not found to be unlawful or invalid, and any provision or part of a provision found to be unlawful or invalid shall be construed in a manner that will give effect to the terms of such provision or part of a provision to the fullest extent possible while remaining lawful and valid.

16.	Acknowledgment of Receipt and Acceptance. By signing below (or execution by other means approved by the Board, including by electronic signature), the undersigned acknowledges receipt and acceptance of the Award, agrees to the representations made in Section 8, and indicates his or her intention to be bound by this Award Agreement and the terms of the Plan and the Operating Agreement, if applicable.

Participant’s acknowledgment of receipt and acceptance:

[Participant name]

Date:

Stirling Hotels & Resorts, Inc.

By: [name and title of company representative]

If granting Units or LTIP Units:

STIRLING REIT OP, LP

By:	Stirling OP General Partner LLC
Its:	General Partner
By:	Stirling Hotels & Resorts, Inc.
Its:	Sole Member

By:
Name:
Title:

Appendix A. Section 83(b) Election Form and Instructions.

IMPORTANT FEDERAL TAX INFORMATION

INSTRUCTIONS REGARDING SECTION 83(b) ELECTIONS

1.	The Section 83(b) Election is irrevocable. The Section 83(b) Election is a voluntary election that is available to you. It is your decision whether to file a Section 83(b) Election.

2.	If you choose to make a Section 83(b) Election, the Section 83(b) Election Form must be filed with the Internal Revenue Service within 30 days of the Grant Date; no exceptions to this deadline are made. You should send the election to the internal revenue service center located at the address to which you send your federal income tax return (IRS form 1040) based on your place of residence. The election should be sent via certified mail with return receipt requested or a delivery service that provides proof of delivery.

3.	You must deliver a copy of the Section 83(b) Election Form to the Corporate Secretary or other designated officer of the Company as soon as practicable after you receive proof that the original was received by the Internal Revenue Service. Even though a copy of your Section 83(b) Election Form is to be delivered to the Company, you remain solely responsible for properly filing the original with the Internal Revenue Service.

4.	If you make a Section 83(b) Election and later forfeit the Shares or Units, you will not be entitled to a refund of the taxes paid with respect to the gross income you recognized under the Section 83(b) Election.

5.	You must consult your personal tax advisor before making a Section 83(b) Election. You may not rely on this information, the Company, or any of the Company’s officers, directors, or employees for tax or legal advice regarding the Restricted Securities or the Section 83(b) Election. The election form attached to these instructions is intended as a sample only. It must be tailored to your circumstances and may not be relied upon without consultation with a personal tax advisor.

SECTION 83(b) ELECTION FORM

Election Pursuant to Section 83(b) of the Internal Revenue Code to
Include Property in Gross Income in Year of Transfer

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

1. The name, address, and taxpayer identification number of the undersigned are:

______________________________

______________________________

______________________________

___-__-____

2. The property with respect to which the election is made is _____________ shares of Class I [[restricted common stock] / [common units] / [LTIPs]] of Stirling Hotels & Resorts, Inc., a Maryland corporation (the “Company”).

3. The date on which the property was transferred was ___________, 20___.

4. The taxable year to which this election relates is calendar year 20___.

5. The property is subject to restrictions in that the property is not transferable and is subject to a substantial risk of forfeiture until the taxpayer vests in the property in accordance with the terms of an award agreement between the Company and taxpayer.

6. The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) of the property with respect to which this election is being made is $_________ per [[share]/[unit]/[LTIP]]; with a cumulative fair market value of $___________.

7. The taxpayer did not pay any amount for the property transferred.

8. A copy of this statement was furnished to the Corporate Secretary or other designated officer of the Company. The taxpayer rendered the services to Stirling Hotels & Resorts, Inc. in connection with the transfer of the property with respect to which this election is being made.

9. This election is made to the same effect, and with the same limitations, for purposes of any applicable state statute corresponding to Section 83(b) of the Internal Revenue Code.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner of Internal Revenue.

Signed:

Date:

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED the undersigned does hereby sell, assign and transfer unto                                                                                                                                                                                                                                                                      (_________________) shares of Class I [[Restricted Common Stock] / [Common Units] / [LTIPs]] of Stirling Hotels & Resorts, Inc., a Maryland corporation, standing in the undersigned’s name on the books of said corporation herewith and does hereby irrevocably constitute and appoint _______________________________ Attorney to transfer the said stock on the books of said corporation with full power of substitution in the premises.

Dated:

Signature

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